UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

Outlook Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4260 U.S. Route 1 Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC
Series A Warrants	OTLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 3.02	Unregistered Sales of Equity Securities

GMS Private Placement

On February 9, 2021, Outlook Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement with GMS Ventures and Investments (“GMS Ventures”), a significant stockholder of the Company (the “Agreement”), pursuant to which the Company agreed to sell and issue 1,013,627 shares of Common Stock (the “GMS Shares”) at a purchase price of $1.00 per share, for aggregate gross proceeds to the Company of $1,013,627 (the “GMS Private Placement”).

The underwriter in the recently completed underwritten common stock offering partially exercised its overallotment option to purchase additional shares and the GMS Shares were issued to GMS Ventures pursuant to its preemptive rights set forth in Article IV of the Investor Rights Agreement, dated as of September 11, 2017, by and among the Company, BioLexis Pte. Ltd. (“BioLexis”) and GMS Ventures (as amended from time to time, the “BioLexis IRA”). The price per share is the same as that paid by investors in the recently completed underwritten common stock offering and concurrent private placement.

The GMS Shares have not been registered under the Securities Act of 1933, as amended, and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The GMS Private Placement closed on February 10, 2021.

The foregoing description of the GMS Purchase Agreement is not complete and the description is qualified in its entirety by reference to the full text of the GMS Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated February 9, 2021, by and between the Company and GMS Ventures and Investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: February 11, 2021	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Executive Officer and Chief Financial Officer